UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2013

TherapeuticsMD, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-16731	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Broken Sound Parkway NW, Suite 320 Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (561) 961-1911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 19, 2013, TherapeuticsMD, Inc. (the “Company”) was notified that the Company’s common stock has been approved for listing on the NYSE:MKT and is expected to start trading on the NYSE:MKT on Tuesday, April 23, 2013 under its ticker symbol TXMD. A copy of the press release reporting this listing is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

99.1	Press Release from TherapeuticsMD, Inc., dated April 22, 2013, entitled “TherapeuticsMD Announces Trading of its Common Stock on the NYSE:MKT under Symbol ‘TXMD’”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2013	THERAPEUTICSMD, INC.

	By:	/s/ Daniel A. Cartwright
Name: Daniel A. Cartwright
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release from TherapeuticsMD, Inc., dated April 22, 2013, entitled “TherapeuticsMD Announces Trading of its Common Stock on the NYSE:MKT under Symbol ‘TXMD’”.